Investor Conference

Vincent D. Kelly
President and Chief Executive Officer

December 3, 2003

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This presentation includes "forward-looking statements," within the meaning of federal securities laws, that involve uncertainties and risks. These include statements regarding events or developments that Metrocall Holdings and our subsidiaries expects or anticipates will occur in the future. A number of risks and uncertainties could cause actual results, events, and developments to differ from expectations. Please refer to Metrocall's most recent quarterly report on Form 10-Q and annual report on Form 10-K, and any subsequently filed reports on Form 10-Q and Form 8-K, as well as our other filings with the Securities and Exchange Commission, for a complete discussion of these factors that could cause actual results to differ materially from those projected by these forward looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In this presentation Metrocall references non-GAAP financial measures as defined by Regulation G adopted by the Securities and Exchange Commission such as "net revenue", "operating cash flow" or "EBITDA" and "free cash flow". These measures are used by financial analysts and institutions for evaluating the performance of companies in our industry. Our management uses these measures as a basis for assessing operating efficiency, overall financial performance and profitability. Metrocall has provided a reconciliation of these measures to the most directly comparable GAAP measure in our November 10, 2003 earnings release which is contained in your information packets.

- Net Revenue is defined as service, rent and maintenance revenues, plus equipment sales revenue, less the net book value of products sold
- EBITDA or operating cash flow is defined as earnings before interest expenses, income taxes, depreciation and amortization, and restructuring expenses
- Free Cash Flow (FCF) is defined as operating cash flow less amounts paid for interest on senior secured and subordinated long-term debt and capital expenditures

Today's Conference Will Include

- Industry & Metrocall background
- Operating strategy
- Results & Trends
  - Core business focus
  - Portfolio of products
  - Customer Service
  - Operating statistics
- Industry consolidation
  - WebLink acquisition
- Operating outlook



The 30,000 foot view

- This is an industry that is much smaller than it used to be, but after restructuring its collective balance sheet is highly profitable
- An old technology, but with attributes that still satisfy many customers
- Metrocall, an industry competitor with among the strongest revenue retention statistics, profitability trends and operating results
- Metrocall's sense of urgency and focus on Free Cash Flow
- How the acquisition of WebLink's assets furthers that stated goal
- Our outlook going forward into 2004 – Free Cash Flow Focus

Industry Background

- **The Paging Industry has consolidated around a core group of enterprise customers and service providers**
  - **45 million UIS in 1999 to 12 million today**
  - **Retail/Consumer customers ⟶ PCS/cellular technology**



1999 UIS %
All Others 22%
PageNet 22%
Aquis 1%
Preferred Networks 1%
SkyTel 3%
Ameritech 3%
TSR 6%
PageMart (WebLink) 6%
AirTouch 7%
Metrocall 13%
Arch 16%



2003 UIS %
Metrocall 30%
Verizon Wireless 13%
SBC 6%
SkyTel 7%
All Others 8%
Arch 36%

Paging is Reliable & Cost Effective

- **Recent trends indicate that the paging industry target customer base is stabilizing**
  - Economy – less corporate downsizing
  - Consumers rotated out of our base already
- **Residual users are primarily enterprise based**
  - Right mix of efficiency, speed, content and coverage
  - Both equipment and air time are less costly than cellular and broadband PCS
  - Paging is a complementary tool to cellular/PCS subscribers seeking text & reliable coverage

Paging Today

- Customer base today is government, healthcare, emergency services and mid to large-size business
- Paging remains a valid, critical component for enterprises
  - Inherent redundancy in proven wireless data networks
  - Ubiquitous coverage
  - Messages are unobtrusive, discreet
  - Group messaging (particularly alpha-numeric) critical to EMS, government, healthcare and business
- Attempts to integrate text into traditional voice services have been met with mixed results due to cost, coverage, form factor
- Paging offers a compelling value for those who absolutely must communicate ($7.06 per month one way, $24.63 per month two-way)

Paging Makes a Difference!

- **2000 - Texas 7:** Entire force of Colorado troopers alerted to possible presence of escaped convicts via Metrocall alpha-numeric devices due to concern radios were monitored
- **2001 - Seattle Earthquake:** Paging worked when mobile & landline voice systems were rendered inoperable or were overwhelmed
- **2001 - September 11:** Hundreds of units delivered to participating EMS personnel
- **2002 - Blackout:** Redundant systems, coverage made a difference
- **2003 - Hurricane Isabel:** Va. Troopers used paging to communicate with visiting agencies assisting in aftermath

Metrocall - Industry Pioneer

- **Headquartered in Alexandria, VA**
- **Over 35 years experience in paging & wireless communications**
  - Founded in 1965 – two-way radio carrier to mobile-intensive enterprises in the greater Washington, DC area
  - One-way numeric paging introduced during late 1970's
  - Alpha-numeric/word messaging launched mid-1980's
  - Two-way advanced messaging introduced in 2000


METROCALL
METROCALL

Metrocall Wireless - [MTOH.OB]

- **We are a leading provider of local, regional and nationwide one-way paging and two-way advanced messaging services**
  - We serve 3.7 million subscribers on a national basis in over 1,000 U.S. cities
  - No long-term debt
  - 4.2 M shares of preferred stock with redemption value of $46.7 M
    - $20 million redemption announced for Jan 6th 2004
  - Experienced consolidator of large paging companies

Corporate Structure

Metrocall, Inc – operating company – Metrocall Wireless

Metrocall USA – FCC and IP license company

Metrocall Ventures


Metrocall Holdings
Metrocall, Inc
Metrocall USA
Metrocall Ventures

Management Team


Vincent D. Kelly
President and
Chief Executive Officer
Stan F. Sech
Chief Operating Officer
George Moratis
Chief Financial Officer
Mark Dipple
East Region
V.P.
Steve Pennington
Senior V.P. Sales &
Marketing - Direct
N. Ross Buckenham
Chief Carrier Services
& Integration Officer
Bonnie Culp
Senior V.P.
HR & Administration
Peter DuBois
Controller
Sharon Woods
Treasury
Jim Boso
Central Region
V.P.
Steve Marinaro
Senior V.P.
Call Center Operations
Jeff Owens
Senior V.P.
Engineering
Bob Pawa
Senior V.P.
Information Systems
Jim McWhirter
West Region
V.P.
Rob Chiatello
Senior V.P.
Supply Chain
Management
Tom Saine
V.P.
Networks
Steve Weaver
V.P.
Information Systems

Free Cash Flow Focus

- **Our operating strategy is focused on free cash flow**
  - We have adjusted our business in a manner to create value, but not dismantle our ability to survive and consolidate
  - We expect the downward bias in our top line trend to slow
- **Creating Value is not just about cutting cost**
  - It's retaining customers and revenue – core business focus
  - It's selling new products and services
  - It's improving operating efficiency
- **We have been able to successfully "shift gears"**
  - Before: A high growth, cash consuming company
  - After: A highly efficient operating company
- **Creating Value through Execution**

Creating Value – A Year In Review



Millions
$180
$160
$140
$130
$120
$100
$80
$60
$40
$20
$0
Millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Oct. 8, 2002
Exit Chapter 11
with $80M debt
Jan. 7, 2003
$35M payment
towards senior note
Feb. 5, 2003
Project Horizon initiated
Mar. 31, 2003
$15M payment
towards senior note
Apr. 7, 2003
$2.1M payment
towards senior note
May 12, 2003
$7.9M payment
Marks retirement
of senior note
Jun. 2, 2003
$10M payment on
12% PIK note
Jun. 30, 2003
$11.5M payment
Retires outstanding 12% PIK
note, completes all long-
term debt obligations
Long-Term Debt
Common Stock Value
Oct-02
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03

We Continue To Make Great Progress

- **Financial condition:**
  - Debt from \$800 M → Restructured → \$80 M → Paid Off → \$0
  - Preferred stock of \$46 million to be paid off mid-2004 or earlier
    - Yesterday we announced we will redeem \$20 million on Jan 6th to holders of record on Dec 2nd
  - We believe we have the best revenue retention statistics and amongst the highest margins in the industry
  - Current cash balances are in excess of \$33 million

Creating Value Through Execution



Free Cash Flow
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5,105
$11,322
$15,848
$20,728
$22,180
$23,098
$23,637
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03

- Quarterly Free Cash Flow has improved every quarter of 2002 and 2003 – 7 straight quarters!

Subscribers – Units In Service (UIS) & Average Revenue Per Unit (ARPU)

3Q03 Ending Units In Service		
Distribution Channel	UIS	%
Direct	2,105,617	69.90%
Indirect	907,809	30.10%
Total Units In Service	3,013,426	100.00%

3Q03 Traditional vs. Advanced Messaging			
	UIS	%	ARPU
Traditional	2,832,022	94.00%	$7.06
Advanced Messaging	181,404	6.00%	$24.63
Total Units In Service	3,013,426	100.00%	

NET REVENUE	3Q03	%
Traditional	$ 64,484	82.20%
Advanced Messaging	$ 13,918	17.80%
Total	$ 78,402	100.00%



$7.20
$7.00
$6.80
$6.60
$6.40
$6.20
$6.00
$5.80
$5.60
5,000,000
4,000,000
3,000,000
2,000,000
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
Traditional ARPU
Traditional Subscribers



$26.00
$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
225,000
200,000
175,000
150,000
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
Advanced ARPU
Advanced Subscribers

Average Revenue Per Unit Derivation

- **To calculate monthly ARPU:**

$$\frac{\text{SR\&M revenue less cellular SR\&M revenue for qtr}}{\text{Average number of subscribers for the quarter}} = \text{ARPU}$$

The quotient is then divided by 3 to reflect on a monthly basis

- **ARPU**

ARPU	1Q03	2Q03	3Q03
Traditional	$ 6.68	$ 6.95	$ 7.06
Advanced Msg	$22.68	$23.04	$24.63

- **ARPU calculation does NOT include product sales or cellular SR&M or sales revenue**

Revenue Retention Trends

- Revenue retention remains our #1 focus
  - Average revenue loss per quarter in 2002 was $5.3 M
  - 2003 year-to-date average loss is $4.0 M
  - Q3 '03 loss was $3.4 M
- In 2004, our plan is focused on improving revenue retention
- Metrocall's bad debt experience is running at historic lows, indicating our current customer base perceives paging as a high value

	Actual	Change
1Q02	$ 107.2	($4.6)
2Q	$ 100.8	($6.4)
3Q	$ 95.6	($5.2)
4Q	$ 90.5	($5.1)
1Q03	$ 86.4	($4.1)
2Q	$ 81.8	($4.6)
3Q	$ 78.4	($3.4)

Most Recent Trends Are Encouraging

- Revenue loss in 3Q03 of $3.4 M was lowest in last 8 quarters
- Growth within certain markets occurred in 3Q03
  - Boston, Seattle, Sacramento, North Carolina
- Unit trends in recent quarters are encouraging

DIRECT	1Q03	2Q03	3Q03
Gross Additions	123,162	124,133	128,154
Deactivations	243,041	187,228	183,932
Net Additions	(119,879)	(63,095)	(55,778)

INDIRECT	1Q03	2Q03	3Q03
Gross Additions	179,715	132,940	148,281
Deactivations	381,955	335,246	210,941
Net Additions	(202,240)	(202,306)	(62,660)

- % of Revenues – Direct 86% Indirect 14%
- Positive trends continue to build momentum toward stabilizing revenues, recent results encouraging…

Business Accounts Are Our Focus

- 87% of total direct MRR derived from business accounts
- Over 79% of direct MRR comes from 10.8% of accounts
- 60% of direct customer base pays over $100 per month and has been a customer for two years or more
- Business "Medalists" represent 87% of direct MRR but only 38% of total direct accounts

Define our Core Business

Revenue Segment	Monthly Bill	Length of Service	% of Monthly Revenues	% of Accounts
Business Platinum	> $101	> 24 Months	60.6%	5.4%
Business Gold	$50.99 - $100.99	> 24 Months	18.5%	5.4%
Business Silver	$24.99 - $50.99	3 > 24 Months	4.1%	6.1%
Business Bronze	< $24.99	3 > 24 Months	4.9%	21.3%
Individual Platinum	> $40	> 24 Months	1.0%	0.8%
Individual Gold	$20.99 - $39.99	> 24 Months	3.6%	6.4%
Individual Silver	$10.99 - $20.99	3 > 24 Months	4.2%	16.7%
Individual Bronze	< $10.99	3 > 24 Months	3.0%	37.8%

Business "Medalists" form the nucleus of our defined core business

Metrocall Core Business Focus

- B2B focus – selling wireless voice & data solutions to healthcare, government and enterprise businesses
- Installed customer base of 2 million business users
- 400 person direct B2B sales force
  - Specialized National Accounts group focused on selling to large companies
  - Specialized System Sales Division focused on selling large and complex solutions
  - Technical Support Teams for integrated solutions
- Consultative sales approach – single source wireless connectivity solutions provider
- Portfolio of wireless products offers a full array of solutions to address changing needs of customers and open doors to new business opportunities

Core Business Customer Segments


All Others
20%
Contractors/
Construction 13%
Manufacturing
7%
Trans, Communications,
Utilities
8%
Wholesale Trade
5%
Retail Trade
10%
Finance, Insurance, Real
Estate - 10%
Business Services 11%
Healthcare
9%
Government
7%

Regional Sales & Support Strategy

- 3 Region field sales and operational organization
  - 100 locations across the country
  - Over 400 sales and marketing professionals
  - Experienced customer service support professionals



Central Region
West Region
East Region

Our sales force is among the best

Rank	Company	Compensation Package	Training	Career Mobility	Total Points
1	Verizon Information Services	45	14	18	77
2	Expeditors International of Washington	43	16	17	76
3	United Parcel Service	43	16	17	76
4	Marriott International	43	14	17	74
5	Metrocall	43	14	17	74
6	Motion Industries	44	14	16	74
7	ABF Freight System	42	14	17	73
8	Hughes Supply	43	14	16	73
9	Lawson Products	42	14	17	73
10	Yellow Book USA	43	14	16	73
11	C.H. Robinson Worldwide	41	14	17	72
12	FedEx	42	14	16	72
13	IKON Office Solutions	42	14	16	72
14	Monster Worldwide	42	14	16	72
15	Northwestern Mutual	42	14	16	72
16	Sprint	42	14	16	72
17	Baird Holding	41	14	16	71
18	Clear Channel Communications	41	14	16	71
19	ICT Group	41	14	16	71
20	UniFirst	41	14	16	71
21	CDW	40	14	16	70
22	Graybar Electric	40	14	16	70
23	Insight Enterprises	41	14	15	70
24	Arch Wireless	40	14	15	69
25	Electronic Data Systems	38	14	16	68

- **The Nov/Dec '03 issue of Selling Power Magazine recently ranked Metrocall as the #5 Service Company to sell for!**

The 50 Best Companies to Sell For



50

Portfolio of Wireless Products

Full spectrum of business wireless products


MOTOROLA
NOKIA
8200 Series
Read
TIMEPORT
METROCALL

NEXTEL
AUTHORIZED REPRESENTATIVE

AT&T Wireless
authorized dealer

RIM

BLACKBERRY
WIRELESS EMAIL SOLUTION

eLink
wireless email services

Complementary Revenue Sources

- Majority of our revenue comes from traditional and two way paging recurring service revenues
- Complementary products and services are additional sources of revenue plus
  - Differentiates us in the marketplace
  - Used as "door openers" to new business opportunities
  - Maintains critical customer relationships

NEXTEL® AUTHORIZED REPRESENTATIVE

AT&T Wireless authorized dealer

RIM

Mobile Phone Sales

- Continued growth in wireless voice & data sector
- PCS is an important component of the company sales strategy
- Partner relationship and brand recognition augments company sales and marketing efforts
- PCS commissions are a significant compensation component for direct sales reps (DSR)



Systems Sales

- Primary messaging management tool for hospitals
- Systems sales team experiencing best year ever – 10% growth
- Continues company focus on healthcare
  - Improves retention of MRR in these accounts
  - Helps secure recurring revenue associated with paging devices in our healthcare accounts
- 2004 key focus is to expand sales into government & private sector/business campus environment



WirelessOffice
WirelessOffice

Wi-Fi Boingo

- 802.11 is a huge growth potential – marketplace "buzz"
  - All major wireless companies have developed strategy/partnerships to offer 802.11 service
  - Imbedded base of "road warriors" seeking alternative high speed mobile access
- Natural fit in our wireless connectivity strategy
- Recurring revenue model with no capital investment
- Product used as a "door opener" for new B2B opportunities
- 2004 is the jumping in point

SafetyNet

- Web based group messaging protocol for any text enabled device
- Product launch mid 3Q03
- Provides recurring revenue model with 50% margin
- Maintains continuity of all products within the wireless connectivity strategy
- Strong base of prospects in government sector

Revenue Support – Customer Service

- **Providing superior customer service with a three tiered platform**
  - National & Strategic Accounts (NSA) – supporting 500+ unit accounts
  - Regional Customer Service Centers – supporting 21 to 499 unit accounts
  - Pensacola National Call Center – supporting 1 to 20 unit accounts
- **Tailoring our service delivery to meet the needs of most important business customers, our national, strategic, and key accounts, while obliging the financial realities affecting the industry and the economy**
- **Planning continued migrations of field customer service**
  - Improved efficiencies in NSA and National Call Center operations will allow further consolidation of regional service centers
- **Differentiating ourselves from the competition, delivering outstanding levels of customer service, while maintaining the lowest cost structure, with timely and sensible executions of ongoing expense reductions**

Revenue Support – Customer Service

- We have been able to reduce costs and maintain superior customer service by:
  - Preserving the best employees, carefully making selected, well-reasoned staffing reductions, removing any duplicative costs
  - Adding technology and streamlining workflows to both increase productivity and improve responsiveness to customers
  - Leading our outstanding customer service professionals with knowledgeable, skilled and experienced managers
- The net effect has produced more efficient operations, at lower costs, with high quality customer service and support that aides in revenue retention

Aggregate Operating Expense Trends

- **Cost containment initiatives have significantly reduced expenses for 2002 & 2003**
- **Total opex reductions for 2002 and LTM through 3Q'03:**

	2002	LTM
SRM	$ 27,072	$ 28,588
S&M	$ 30,170	$ 27,703
G&A	$ 26,752	$ 33,125
Total	$ 83,994	$ 89,416



Actual Operating Expenses
$100.0
$70.0
$40.0
$20.0
$10.0
$0.0
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03

Operating Expenses Breakdown

- Three costs drive our business
  - Technical
  - S&M
  - G&A
- Operating expenses by category have been consistently managed below prior periods
- Operating expenses will continue to decline on a quarterly basis



$30
$25
$20
$15
$10
$5
1Q03
2Q03
3Q03
Service, Rent & Maintenance
Selling & Marketing
General & Administrative
3Q03 Operating Expense Line Items
Bad Debt 1%
Rent - Office 4%
Pager Repairs 6%
Insurance/ Benefits 7%
Telco 9%
Dispatching 11%
Rent - Tower 12%
Other Expenses 16%
Salaries & payroll taxes 34%

Staffing History and Headcount

- Compensation represents 34% of our operating expenses
- Headcount has been carefully managed to support the projected revenue stream and customer base
- We began 2003 with headcount of 1,945 – September 30th headcount 1,389 - 29%
- Further efficiencies anticipated



2500
2000
1500
1000
500
0
1Q02
2Q
3Q
4Q
1Q03
2Q
3Q
SR&M
S&M
G&A

The Result

- We believe our revenue retention statistics are the best of any Independent in the Industry
- We believe we are the most efficient Independent Industry operator
- Both operating and free cash flow trends have improved over the last seven quarters

METROCALL	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03
Net revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Operating Expenses							
Service, rent & maintenance	28.9%	28.8%	30.0%	27.7%	27.2%	28.5%	26.6%
Selling & marketing	19.3%	16.5%	13.4%	13.5%	13.9%	12.3%	11.7%
General & administrative	34.0%	32.3%	33.1%	32.9%	31.0%	28.5%	28.0%
	82.2%	77.6%	76.5%	74.1%	72.0%	69.3%	66.3%
EBITDA	17.8%	22.4%	23.5%	25.9%	28.0%	30.7%	**33.6%**
Capital Expenditures	10.4%	8.7%	4.2%	1.9%	1.7%	2.1%	3.5%
Free Cash Flow	7.4%	13.7%	19.3%	24.0%	26.3%	28.6%	**30.1%**

Free Cash Flow Focus – Big Picture

- Despite ongoing revenue erosion, cost reductions and operational efficiencies have enabled Metrocall to significantly increase our rate of free cash flow generation

	2000	2001	2002	LTM 3Q'03
Revenues				
Service, rent & maintenance	$ 504,800	$ 460,448	$ 378,138	$ 325,495
Product sales	57,183	43,225	28,134	16,884
Total revenues	561,983	503,673	406,272	342,379
Net book value of products sold	(37,509)	(26,176)	(14,166)	(5,153)
Net revenue	**524,474**	**477,497**	**392,106**	**337,226**
Operating expenses				
Service, rent & maintenance	133,667	139,326	112,254	92,749
Sales & marketing	103,413	92,481	62,311	43,438
General and administrative	172,017	161,161	134,409	101,955
Total operating expenses	409,097	392,968	308,974	238,142
EBITDA	**115,377**	**84,529**	**83,132**	**99,084**
Capital Expenditures	(95,268)	(41,961)	(26,721)	(7,678)
Free cash flow before interest	**$ 20,109**	**$ 42,568**	**$ 56,411**	**$ 91,406**

Industry Consolidation – Why?

- Since 1999 Industry subscribers have fallen from a high of 45 million to approximately 12 million today
- Every major independent carrier was forced to restructure its balance sheet (Metrocall, Weblink, Arch, PageNet, Mobilemedia)
- Companies are run primarily for the benefit of owners (shareholders)
  - Today's owners demand performance
  - Free cash flow is the goal
  - Dividend tax rate is low
- Industry consolidation
  - Creates opportunity by combining creativity & best practices
  - Provides elimination of redundant overhead and operating structures
  - Creates a more efficient organization capable of improved long term financial performance versus stand alone operations

Metrocall wireless + WebLink WIRELESS

Long time Strategic Partners combining to create Industry Leader & Consolidator

Combined Company: an Industry Leader

- Metrocall plus WebLink
  - Serve approximately 3.7 million subscribers
  - 8 nationwide paging frequencies
  - National focus on B2B and wholesale messaging
  - Financially sound enterprise with significant market assets
- Metrocall Wireless: Direct Operations
  - Committed to delivering wireless B2B services
  - Headquartered in Alexandria, Virginia
- Metrocall Wireless: Carrier Services
  - Committed to wholesale and network consolidation services
  - Headquartered in Dallas, Texas

WebLink Wireless

- Headquartered in Dallas, Texas
- Nation's fifth largest wireless messaging company
- Industry innovator with over 13 years experience in advanced messaging and network technology
- The industry's most modern and efficient two-way messaging network
- The preferred 1-way and 2-way wholesale carrier to the nation's largest paging companies
- Serves approximately 850 K subscribers

WebLink Acquisition

- Issued 500,000 shares of common stock
- Warrants for an additional 125,000 shares of common stock
- Assumption of ordinary course liabilities

Estimated Purchase Price	
Consideration Issued:	
Common Stock @ $42 per share	$21,000,000
Warrants (Black-Scholes Value)	1,540,000
Assumed Liabilities*	3,957,000
	26,497,000
Elimination of Engineering Charge**	(15,000,000)
	$11,497,000

* Excludes deferred revenue and sev/transaction costs

** At face value

- Multiple assets acquired
  - A/R
  - Inventory
  - Network assets
    - Operating
    - Warehouse
  - Customer base

Pro Forma Company – 3Q'03

	Quarter Ended September 30, 2003			
	Metrocall	Weblink	Eliminations	Combined
Net revenues	$78,402	$24,307	($3,874)	$98,835
Operating expenses:				
SR&M expense	20,877	13,349	(3,874)	30,352
S&M expense	9,174	1,648		10,822
G&A expense	21,970	6,505		28,475
Total	52,021	21,502	(3,874)	69,649
Operating cash flow	26,381	2,805	-	29,186
Capital expenditures	2,744	387	-	3,131
Free cash flow	$23,637	$2,418	$0	$26,055
Units in Service				
Traditional units	2,832,000	495,000	(4,500)	3,322,500
Advanced messaging units	181,000	355,000	(174,000)	362,000
	3,013,000	850,000	(178,500)	3,684,500

Combined Coverage & Capacity

- Combined company has more flexibility for network consolidations

	Metrocall	WebLink	Combined
Sites	3,500	2,100	5,600
Transmitters	4,800	3,800	8,600
Receivers	0	2,100	2,100
Regional Frequencies	68	3	71
Nationwide Frequencies			
Paging 900MHz	3	2	5
NPCS 900MHz	1	2	3
Subscribers (millions)	3	0.7	3.7

Enhanced Carrier Customer Support

- WebLink carrier customers maintain SAME:
  - Account manager
  - Account team
  - Network interfaces
  - Commitment to quality
  - Billing interfaces and payment procedures
  - Commitment to new product development
  - Contract terms and conditions
- WebLink carrier customers GAIN:
  - More financially stable network supplier
  - Greater ability to support partner network consolidations

Combined Organization

- Direct Operations
  - HQ – Alexandria, VA
    - Marketing & branding
    - End user care
    - Business account care
    - Device distribution
    - Regions & markets
    - Direct billing



- Carrier Services
  - HQ – Dallas, TX
    - NOC & help desks
    - Network engineering & operations
    - Site & telco operations
    - Carrier support, care & billing
    - Product development

Other WebLink Business Operations

- **Direct business sales**
  - Will be integrated with existing Metrocall B2B sales operations in the regions & markets and corporate sales functions
- **Reseller sales**
  - Will be integrated with existing Metrocall indirect distribution sales functions in the regions & markets
- **Other business functions will be integrated over time with care and attention to best practices**

Weblink Acquisition Summary

- Combined company creates a financially sound enterprise with significant marketing and network assets, no long term debt & a depth of human and technical resources
- Enhances an established Industry leadership position
  - Direct Operations – national leader committed to delivering multiple wireless B2B services
  - Carrier Services – national leader committed to wholesale and network consolidation services
- Provides powerful platform to continue our focus on cash flow generation, while providing products and services to economically solve our customers wireless communication needs

Conclusion - Operating Outlook

- 2003 has been about Creating Value
  - Revenue retention → The good news is that it's working!
  - Outperforming competitors
- 2004 will be about . . . Driving Value
  - Integrating WebLink – retaining revenues, enhancing cash flow
  - Breaking away from the competition - measured by the metrics that count: revenue retention, FCF margin
- Game plan – Free Cash Flow Focus
  - Retain existing revenue
  - Sell new products and services
  - Enhance efficiency
- Thank you